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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): June 4, 2002

CASCADE CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	1-12557	93-0136592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 N.E. 201st Avenue
Fairview, Oregon 97024-9718
(Address of principal executive offices) (Zip Code)

(503) 669-6300
(Registrant's telephone number, including area code)

Item 5. Other Events.

        On May 23, 2002, the Board of Directors elected James Osterman to succeed Greg Kubicek as Chairman of the registrant.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cascade Corporation

By:	/s/ RICHARD S. ANDERSON Richard S. Anderson Senior Vice President and Chief Financial Officer

Dated: June 4, 2002

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  Item 5. Other Events.
SIGNATURES